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                                PIMCO ADVISORS VIT
                                   (THE "TRUST")

                          Supplement dated May 19, 2004
                       to the Prospectus dated May 1, 2004

REGULATORY AND LITIGATION MATTERS

The Prospectus is supplemented by deleting the subsection captioned "Regulatory and Litigation Matters" of the section titled "Fund Management" and replacing it with the following:

On February 12, 2004, the staff of the Securities and Exchange Commission (the "Commission") informed PEA Capital LLC, a sub-adviser of the Trust,(hereafter, PEA Capital, also formerly known as PIMCO Equity Advisors
LLC)and PA Fund Management LLC ("PAFM", formerly PIMCO Advisors Fund Management), an affiliate of OpCap Advisors LLC ("OpCap"), the investment adviser of the Trust, that it intended to recommend that the Commission bring a civil administrative action (the "Potential Action") against PEA Capital and PAFM seeking a permanent injunction, disgorgement plus prejudgment interest and civil penalties in connection with the Commission's investigation of "market timing" and related trading activities in certain funds advised by PEA Capital and PAFM that are not part of the Trust. The Potential Action does not allege any inappropriate activity took place in the Trust and the Trust is not named in the Potential Action. On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P ("ADAM"), PA Distributors LLC, ("PAD", formerly PIMCO Advisors Distributors), an affiliate of the investment adviser PEA Capital and Pacific Investment Management Company LLC ("PIMCO"), a sub-adviser of the Trust, in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds managed by PEA Capital and PIMCO that are not part of the Trust. The complaint does not allege any market timing activity took place in the Trust and the Trust is not named in the New Jersey Attorney General's complaint. On May 6, 2004, the Commission filed a complaint in the U.S. District Court in the Southern District of New York alleging that PAFM, PAD, Stephen J. Treadway (the chief executive officer of PAFM and PAD as well as the President, Trustee and Chairman of the Board of the Trust) and Kenneth W. Corba (the former chief executive officer of PEA Capital) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged "market timing" arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

If the New Jersey Attorney General or the Commission were to obtain a court injunction against PAFM, PEA Capital, PAD, PIMCO and/or ADAM, they and their affiliates, including OpCap Advisors, the Trust's investment adviser and NFJ Investment Group, a sub-adviser of the Trust, would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered
investment company, including the Trust.   In such a case, they would in turn
seek exemptive relief from the Commission, as contemplated by the Investment Company Act, although there is no assurance that such exemptive relief would be granted. The Commission also has the power by order to prohibit PAFM, PEA Capital, PAD, PIMCO and/or ADAM and certain of their affiliates from serving as investment advisers and underwriters, although to date it has not exercised such powers with respect to market timing arrangements involving other mutual fund complexes.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PAFM, PAD and other affiliates are under investigation by the Commission relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of

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the PIMCO Funds Multi-Manager Series and of the PIMCO Funds: Pacific
Investment Management Series (collectively, the "PIMCO Funds"). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds' brokerage recognition and revenue-sharing arrangements.

Since February, 2004, PAFM, PEA Capital, PAD and certain of their affiliates, the Trust, the PIMCO Funds and the trustees of the PIMCO Funds (including Mr. Treadway) have been named as defendants in multiple lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of certain PIMCO Funds during specified periods or as derivative actions on behalf of such PIMCO Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA Capital, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PAFM, PEA, PAD, the Trust and/or their affiliates.

ADAM, the PIMCO-related entities and outside counsel have conducted an internal investigation into the matters raised by the Commission, the New Jersey Attorney General's complaint and the class action complaints and are fully cooperating with its regulators and federal and state authorities. The Trust, OpCap Advisors, PEA Capital and PIMCO believe that these developments will not have a material adverse effect on the Trust or its Portfolios or on the ability of OpCap Advisors or the sub-advisers to perform under their respective investment advisory and portfolio management agreements relating to the Portfolios.

The foregoing speaks only as of the date of this Supplement. The information set forth may be supplemented if, in the judgment of the Trust any litigation or regulatory action (1) is likely to have a material adverse effect on any Portfolio of the Trust or (2) is likely to have a material adverse effect on the ability of OpCap Advisors or the sub-advisers to perform their respective investment advisory services relating to the Trust or its Portfolios. However, the Trust, OpCap Advisors or the sub-advisers of the Trust each disclaim any obligation to update this disclosure in the absence of related events that would be expected to have a material adverse effect on the Trust or its Portfolios or on the ability of OpCap Advisors or the sub-advisers to perform under such agreements.